UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A
                                   ----------

                                 Amendment No. 1
                                 ---------------


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2004


                                MONACO GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0 - 50752               98-0404764
           --------                     ---------               ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)


          20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 213-0028
                                 --------------
                         (Registrant's telephone number)

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS
-----------------------------------------------


On July 1, 2004, Monaco Group Inc., a Delaware corporation (the "Company"), entered into a Share Purchase Agreement with Amton Inc., a New York corporation ("Amton") (the "Share Purchase Agreement"). Under the terms of the Share Purchase Agreement, Amton will sell to the Company all of the issued and outstanding shares of Bayshore Foods Inc., an Ontario corporation ("Bayshore"), in consideration of a note payable in the amount of $350,000 Canadian dollars and 400,000 shares of the common stock of the Company ("Transaction").

On August 20, 2004, the parties closed the Transaction.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------


(a)  Financial statements of business acquired.


     The financial statements required by this item are included herein.

                               BAYSHORE FOODS INC.

                         REPORT AND FINANCIAL STATEMENTS

               JULY 31, 2004 (UNAUDITED), APRIL 30, 2004 AND 2003

                          (Stated in Canadian Dollars)
                           --------------------------






























                           BATEMAN, GRAHAM, LOOK HONG
                              CHARTERED ACCOUNTANTS

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Directors of
Bayshore Foods Inc.

We have audited the balance sheets of Bayshore Foods Inc. as at April 30, 2004 and 2003 and the statements of earnings, cash flows and stockholders' deficiency for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as explained in the following paragraph, we conducted our audits in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2004 and 2003 and the results of its operations and the changes in its cash flows for the years then ended in accordance with Canadian generally accepted accounting principles.


Newmarket, Ontario                                /s/ Bateman, Graham, Look Hong
June 7, 2004                                               Chartered Accountants



     COMMENTS BY AUDITORS FOR U.S. READERS ON CANADA-U.S REPORTING CONFLICT
     ----------------------------------------------------------------------

In the United States of America, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when there is substantial doubt about a company's ability to continue as a going concern. The accompanying financial statements have been prepared on the basis of accounting principles applicable to a going concern which assumes the realization of assets and discharge of liabilities in the normal course of business. As discussed in Note 1 to the accompanying financial statements, the Company is in the business of processing food products and has not achieved positive cash flows and has a working capital deficiency, which raises substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our report to the directors dated June 7, 2004 is expressed in accordance with Canadian reporting standards which do not permit a reference to such uncertainty in the auditors' report when the uncertainty is adequately disclosed in the financial statements.


Newmarket, Ontario                                /s/ Bateman, Graham, Look Hong
June 7, 2004                                               Chartered Accountants

                               BAYSHORE FOODS INC.
                               -------------------
                                 BALANCE SHEETS
               July 31, 2004 (Unaudited), April 30, 2004 and 2003
                          (Stated in Canadian Dollars)
                           --------------------------

                                                               (Unaudited)
                                                                 July 31,                  April 30,
                                     ASSETS                        2004              2004              2003
                                     ------                   --------------    --------------    --------------
Current
   Cash                                                       $           -     $           -     $       3,870
   Accounts receivable                                              132,365            21,153             4,735
   Inventory - Notes 2 and 3                                         13,166            17,585                 -
   Prepaid expenses                                                       -               540             1,864
                                                              --------------    --------------    --------------

                                                                    145,531            39,278            10,469

Fixed assets - Notes 2 and 4                                              -                 -               637
Other assets - Notes 2 and 5                                          7,576             7,726             5,385
Future income tax recovery - Notes 2 and 9                            1,100             1,100                 -
                                                              --------------    --------------    --------------

                                                              $     154,207     $      48,104     $      16,491
                                                              ==============    ==============    ==============

                                   LIABILITIES
                                   -----------
Current
   Bank loan - Note 6                                         $      18,231     $      13,613             5,000
   Accounts payable and accrued liabilities                         139,235            10,017             5,870
   Advances from shareholder - Note 7                                     -            30,171            10,572
   Due to related party - Note 8                                          -                 -             9,822
                                                              --------------    --------------    --------------

                                                                    157,466            53,801            31,264
                                                              --------------    --------------    --------------

                            STOCKHOLDER'S DEFICIENCY
                            ------------------------
Capital stock
   Authorized
      Unlimited  number of voting Class A shares,
                 redeemable at $0.10 per share
      Unlimited  number of Class B shares, non-voting,
                 non-cumulative dividend of 6% per annum,
                 redeemable and retractable
      Unlimited  number of Class C shares, non-voting
      Unlimited  number of voting common shares
   Issued
                 200 common shares (April 30, 2004: 200;
                 April 30, 2003: 200)                                   200               200               200
Deficit                                                              (3,459)           (5,897)          (14,973)
                                                              --------------    --------------    --------------

                                                                     (3,259)           (5,697)          (14,773)
                                                              --------------    --------------    --------------

                                                              $     154,207     $      48,104     $      16,491
                                                              ==============    ==============    ==============

Nature and Continuance of Operations - Note 1

Approved by the Board of Directors:


                            Director                                    Director
----------------------------                ----------------------------


                             SEE ACCOMPANYING NOTES


                           BATEMAN, GRAHAM, LOOK HONG
                              CHARTERED ACCOUNTANTS

                               BAYSHORE FOODS INC.
                               -------------------
                             STATEMENTS OF EARNINGS
            for the three months ended July 31, 2004 (Unaudited) and
                   for the years ended April 30, 2004 and 2003
                          (Stated in Canadian Dollars)
                           --------------------------


                                              (Unaudited)
                                              Three months
                                                 ended                    Year ended
                                                July 31,                  April 30,
                                                  2004              2004              2003
                                             --------------    --------------    --------------

Sales                                        $     168,836     $     251,408     $     349,848
Cost of sales                                      149,501           205,255           296,421
                                             --------------    --------------    --------------

Gross profit                                        19,335            46,153            53,427
                                             --------------    --------------    --------------

Commissions                                              -             3,829                 -
Other                                                    -             1,008                 -
                                             --------------    --------------    --------------

                                                         -             4,837                 -
                                             --------------    --------------    --------------

                                                    19,335            50,990            53,427
                                             --------------    --------------    --------------
Expenses
   Advertising and promotion                             -             2,766             2,541
   Amortization                                        150               924               711
   Bank charges and interest                           290               465             1,145
   Cash discounts given                                  -               786             2,988
   Cash discounts received                               -            (2,195)           (5,545)
   Freight                                           2,322             7,040               100
   Insurance                                           162             2,512             1,700
   Interest                                             46               448               540
   Management fees                                       -                 -             9,822
   Office and general                                1,062             2,092             1,588
   Product design                                        -             3,557            37,138
   Professional fees                                10,031             4,691             8,169
   Telephone                                           263             2,349                22
   Travel                                            2,571            17,579             7,481
                                             --------------    --------------    --------------

                                                    16,897            43,014            68,400
                                             --------------    --------------    --------------

Income (loss) before future income taxes             2,438             7,976           (14,973)

Future income tax (recovery)                             -            (1,100)                -
                                             --------------    --------------    --------------

Net income (loss) for the period             $       2,438     $       9,076     $     (14,973)
                                             ===============   ===============   ===============








                             SEE ACCOMPANYING NOTES


                           BATEMAN, GRAHAM, LOOK HONG
                              CHARTERED ACCOUNTANTS

                               BAYSHORE FOODS INC.
                               -------------------
                            STATEMENTS OF CASH FLOWS
            for the three months ended July 31, 2004 (Unaudited) and
                   for the years ended April 30, 2004 and 2003
                          (Stated in Canadian Dollars)
                           --------------------------


                                                    (Unaudited)
                                                       Three
                                                       months
                                                       ended                    Year ended
                                                      July 31,                  April 30,
                                                        2004              2004              2003
                                                   --------------    --------------    --------------

Cash Flows from Operating Activities
   Net income (loss) for the period                $       2,438     $       9,076     $     (14,973)
   Items not involving cash:
      Amortization and depreciation                          150               924               711
      Future income taxes                                      -            (1,100)                -
   Changes in non-cash working capital items:
      Accounts receivable                               (111,212)          (16,418)           (4,735)
      Inventory                                            4,419           (17,585)                -
      Prepaid expenses                                       540             1,324            (1,864)
      Accounts payable and accrued liabilities           129,218             4,147             5,870
                                                   --------------    --------------    --------------

                                                          25,553           (19,632)          (14,991)
                                                   --------------    --------------    --------------

Cash Flows from Investing Activities
   Purchase of fixed assets                                    -                 -              (750)
   Addition to other assets                                    -            (3,265)           (5,983)
   Proceeds on disposal of fixed assets                        -               637                 -
                                                   --------------    --------------    --------------

                                                               -            (2,628)           (6,733)
                                                   --------------    --------------    --------------

Cash Flows from Financing Activities
   Increase in bank loan                                   4,618             8,613             5,000
   Advances from shareholder                             (30,171)           19,599            10,572
   Due from (to) related party                                 -            (9,822)            9,822
   Proceeds from issuance of capital stock                     -                 -               200
                                                   --------------    --------------    --------------

                                                         (25,553)           18,390            25,594
                                                   --------------    --------------    --------------

Net (decrease) increase in cash                                -            (3,870)            3,870

Cash, beginning of period                                      -             3,870                 -
                                                   --------------    --------------    --------------

Cash, end of period                                $           -     $           -     $       3,870
                                                   ==============    ==============    ==============

Supplemental Cash Flow Information:
   Cash paid for
      Interest                                     $          46     $         448     $         540
                                                   ==============    ==============    ==============

      Income taxes                                 $           -     $           -     $           -
                                                   ==============    ==============    ==============




                             SEE ACCOMPANYING NOTES


                           BATEMAN, GRAHAM, LOOK HONG
                              CHARTERED ACCOUNTANTS

                               BAYSHORE FOODS INC.
                               -------------------
                      STATEMENT OF STOCKHOLDERS' DEFICIENCY
          for the three months ended July 31, 2004 (Unaudited) and the period May 6, 2002 to April 30, 2003 and the year ended April 30, 2004
                          (Stated in Canadian Dollars)
                           --------------------------


                                                               Common
                                                               Stock       Accumulated
                                                Number         Amount        Deficit         Total
                                             ------------   ------------   ------------   ------------

Capital stock issued
   For cash - at $1.00                               200    $        200   $         -    $        200
   Net loss for the period                             -              -        (14,973)        (14,973)
                                             ------------   ------------   ------------   ------------

Balance, as at April 30, 2003                        200            200        (14,973)        (14,773)
   Net earnings for the year                           -              -          9,076           9,076
                                             ------------   ------------   ------------   ------------

Balance, as at April 30, 2004                        200            200         (5,897)         (5,697)
   Net earnings for the period                        -              -           2,438          2,438
                                             ------------   ------------   ------------   ------------

Balance, as at July 31, 2004 (Unaudited)             200    $       200    $    (3,459)   $     (3,259)
                                             ============   ============   ============   =============































                             SEE ACCOMPANYING NOTES


                           BATEMAN, GRAHAM, LOOK HONG
                              CHARTERED ACCOUNTANTS

                               BAYSHORE FOODS INC.
                               -------------------
                        NOTES TO THE FINANCIAL STATEMENTS
                            July 31, 2004 (Unaudited)
                             April 30, 2004 and 2003
                          (Stated in Canadian Dollars)
                           --------------------------


Note 1    Nature of Business
          ------------------

          The Company was incorporated on May 6, 2002 under the provisions of the Ontario Business Corporation Act, Ontario, Canada and is in the business of processing food products.

          These financial statements have been prepared on a going concern basis. As at July 31, 2004, the Company has a working capital deficiency of $11,935 and has accumulated $3,459 of losses since inception which has been funded primarily by reliance on short-term creditors. The Company's ability to continue as a going concern is dependent upon the ability of the Company to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due.

          These financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying consolidated financial statements.


Note 2    Summary of Significant Accounting Policies
          ------------------------------------------

          These financial statements have been prepared in accordance with generally accepted accounting principles in Canada and are stated in Canadian dollars and conform in all material respects with accounting principles generally accepted in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement. Actual results may differ from these estimates.

          The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

          Inventory
          ---------

          Inventory is valued at the lower of cost and net realizable value. Cost is determined using the average cost method.

          Fixed Assets
          ------------

          Fixed assets are stated at cost. Amortization is provided on the diminishing balance basis over the estimated useful lives of the assets. The percentage used is as follows:

                    Computer equipment                  30%

          One-half of annual amortization is charged on net assets acquired during the fiscal year.

          Other Assets
          ------------

          Trademarks are stated at cost. Cost includes both government fees and representation costs. Amortization is calculated on the straight-line basis over 10 years which is the estimated useful life of the trademark. This method and estimated useful life are reviewed annually.




                           BATEMAN, GRAHAM, LOOK HONG
                              CHARTERED ACCOUNTANTS

BAYSHORE FOODS INC.
-------------------
NOTES TO THE FINANCIAL STATEMENTS
July 31, 2004 (Unaudited)
April 30, 2004 and 2003
(Stated in Canadian Dollars) - Page 2
 --------------------------


Note 2    Summary of Significant Accounting Policies - (cont'd)
          ------------------------------------------

          Revenue Recognition
          -------------------

          Revenue is recognized when the customer has accepted delivery of the products and ultimate collection is reasonably assured. The Company ships goods based on the customer approved purchase order at prices negotiated and approved by the Company.

          Foreign Currency
          ----------------

          The company's functional currency is the Canadian dollar. Monetary assets and liabilities denominated in foreign currencies are translated into Canadian dollars at the exchange rate in effect at the balance sheet date. Non-monetary assets and liabilities and expenses are translated at exchange rates in effect at the time of each transaction. Gains and losses on translation are included in the results from operations.

          Financial Instruments
          ---------------------

          The carrying value of cash, accounts receivable and accounts payable and accrued liabilities approximate fair value because of the short-term maturity of these instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

          Basic and Diluted Loss Per Share
          --------------------------------

          Basic income (loss) per share is computed by dividing the loss for the period by the weighted average number of common shares outstanding during the period. The Company has had 200 shares outstanding since inception and basic income (loss) per share has not been provided as it would not be meaningful.

          Income Taxes
          ------------

          The Company records income taxes in accordance with the Canadian Institute of Chartered Accountants' recommendations for accounting for income taxes. Under these recommendations current income taxes recognize the estimated income taxes payable for the current period. Future income tax assets and liabilities are recognized for temporary differences between the tax basis and the accounting basis of assets and liabilities, as well as for the benefits of losses available to be carried forward to future years for tax purposes that are more likely than not to be realized.

          Design Costs
          ------------

          Package design costs are written off in the year incurred as product development.












                           BATEMAN, GRAHAM, LOOK HONG
                              CHARTERED ACCOUNTANTS

BAYSHORE FOODS INC.
-------------------
NOTES TO THE FINANCIAL STATEMENTS
July 31, 2004 (Unaudited)
April 30, 2004 and 2003
(Stated in Canadian Dollars) - Page 3
 --------------------------


Note 3    Inventory
          ---------

          Inventory is comprised of the following:

                                     (Unaudited)
                                       July 31,
                                         2004              2004              2003
                                    --------------    --------------    --------------

          Packaging materials       $       6,628     $      16,571     $           -
          Finished goods                    6,538             1,014                 -
                                    --------------    --------------    --------------

                                    $      13,166     $      17,585     $           -
                                    ==============    ==============    ==============


Note 4    Fixed Assets
          ------------

                                      (Unaudited)
                                     July 31, 2004                          April 30,
                                     Accumulated                       2004          2003
                           Cost      Amortization        Net            Net           Net
                       -----------   -------------   ------------   ------------  ------------

Computer equipment     $        -    $          -    $         -    $         -   $       637
                       ===========   =============   ============   ============  ============


Note 5    Other Assets
          ------------

                                      (Unaudited)
                                     July 31, 2004                          April 30,
                                     Accumulated                       2004          2003
                           Cost      Amortization        Net            Net           Net
                       -----------   -------------   ------------   ------------  ------------

Trademarks             $    9,248    $      1,672    $     7,576    $     7,726   $     5,385
                       ===========   =============   ============   ============  ============


Note 6    Bank Loan
          ---------

          Bank loan consists of the following:

                                                     (Unaudited)
                                                       July 31,                 April 30,
                                                         2004             2004             2003
                                                    --------------   --------------   --------------

          Bank balance less outstanding cheques     $      18,231    $       8,613    $           -
          Operating line of credit                              -            5,000            5,000
                                                    --------------   --------------   --------------

                                                    $      18,231    $      13,613    $       5,000
                                                    ==============   ==============   ==============


Note 7    Advances from Shareholder
          -------------------------

          Advances from shareholder are unsecured, non-interest bearing and have no fixed terms of repayment.


                           BATEMAN, GRAHAM, LOOK HONG
                              CHARTERED ACCOUNTANTS

BAYSHORE FOODS INC.
-------------------
NOTES TO THE FINANCIAL STATEMENTS
July 31, 2004 (Unaudited)
April 30, 2004 and 2003
(Stated in Canadian Dollars) - Page 4
 --------------------------


Note 8    Related Party Transactions
          --------------------------

                                      (Unaudited)
                                        July 31,                 April 30,
                                          2004             2004             2003
                                     --------------   --------------   --------------

          Due to related party       $           -    $           -    $       9,822
                                     ==============   ==============   ==============

          The company included here is owned by a former shareholder of Bayshore Foods Inc. These advances are unsecured, non-interest bearing with no fixed terms of repayment.


Note 9    Future Tax Assets
          -----------------

          At April 30, 2004, the Company has operating losses available to offset future income for tax purposes of $13,192, which expire in 2010.

          During the year ended April 30, 2004, management of the Company determined that it was more likely than not that the benefit of these losses will be realized and the future tax asset has been recognized in the financial statements as follows after applying the enacted corporate income tax rates:

                                                              (Unaudited)
                                                                July 31,                 April 30,
                                                                  2004             2004             2003
                                                             --------------   --------------   --------------

          Tax benefit of net losses carried forward          $       2,050    $       2,500    $       3,600
          Tax cost of other timing differences                      (1,400)          (1,400)
          Valuation allowance for future income tax asset              450                -           (3,600)
                                                             --------------   --------------   --------------

                                                             $       1,100    $       1,100    $           -
                                                             ==============   ==============   ==============















                           BATEMAN, GRAHAM, LOOK HONG
                              CHARTERED ACCOUNTANTS

(b)  Pro forma financial information.

     The financial statements required by this item are included herein.

                                MONACO GROUP INC.
                                -----------------

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  June 30, 2004

                             (Stated in US Dollars)

                                   (Unaudited)
                                    ---------

                                MONACO GROUP INC.
                                -----------------
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 2004
                             (Stated in US Dollars)
                                   (Unaudited)
                                    ---------

                                                          (Note 1)         (Note 1)       Sweet Valley       Bayshore
                                          Monaco        Sweet Valley       Bayshore      Consolidation    Consolidation
                                          Group            Foods            Foods        And Pro Forma    And Pro Forma
ASSETS                                     Inc.             Inc.             Inc.         Adjustments      Adjustments
------                                --------------   --------------   --------------   --------------   --------------
Current
   Cash                               $       1,297    $      33,437    $           -    $    (  33,437   $       5,360
   Accounts receivable                       83,923          469,085           15,432        ( 469,085)         108,477
   Inventory                                      -          210,926           12,829                -           55,133
   Prepaid expenses                               -               22              394                -            ( 394)
   Tax receivable                                 -           12,587                -         ( 12,587)           2,315
                                      --------------   --------------   --------------   --------------   --------------
                                             85,220          726,057           28,655       (  515,109)         170,891
Capital assets                                               190,400                -           78,273                -
Future income tax recovery                        -                -              803                                46
Trademarks                                        -                -            5,637                -          394,363
Goodwill                                          -          169,982                -          677,136          414,280
                                      --------------   --------------   --------------   --------------   --------------
                                      $      85,220    $   1,086,439    $      35,095    $     240,300    $     979,580
                                      ==============   ==============   ==============   ==============   ==============

LIABILITIES
-----------
Current
   Bank Loan                          $           -    $           -    $       9,932    $           -    $    (  9,932)
   Accounts payable and accruals             88,486          692,801            7,308        ( 680,161)          81,153
   Loans from related party                  20,000                -                -                -                -
   Advances from related party               22,598                -           22,011          272,848           96,177
   Long term debt - current portion               -           46,628                -                -                -
                                      --------------   --------------   --------------   --------------   --------------
                                            131,084          739,429           39,251        ( 407,313)         167,398
Long term debt                                                31,011
Advances from related party                       -          422,880                -        ( 422,880)         269,999
Future taxes                                      -                -                -           26,112          138,027
                                      --------------   --------------   --------------   --------------   --------------
                                            131,084        1,193,320           39,251        ( 804,081)         575,424
                                      --------------   --------------   --------------   --------------   --------------





(continued)
-----------
                                          Sweet           Bayshore
                                          Valley           Foods          Pro Forma
                                          Foods             Inc.         Consolidated
ASSETS                                    Notes            Notes        Balance Sheet
------                                --------------   --------------   --------------
Current
   Cash                                    (5b)             (3)         $       6,657
   Accounts receivable                   (5b)(5e)           (3)               207,832
   Inventory                                                (3)               278,888
   Prepaid expenses                                         (3)                    22
   Tax receivable                          (5b)             (3)                 2,315
                                                                        --------------
                                                                              495,714
Capital assets                              (2)                               268,673
Future income tax recovery                                  (3)                   849
Trademarks                                                 (5d)               400,000
Goodwill                                    (2)             (3)             1,261,398
                                                                        --------------
                                                                        $   2,426,634
                                                                        ==============

LIABILITIES
-----------
Current
   Bank Loan                                                (3)         $           -
   Accounts payable and accruals      (5b, c & e)           (3)               189,587
   Loans from related party                                                    20,000
   Advances from related party             (5a)             (3)               413,634
   Long term debt - current portion                                            46,628
                                                                        --------------
                                                                              669,849
Long term debt                                                                 31,011
Advances from related party                (5b)           (5aiii)             269,999
Future taxes                                                                  164,139
                                                                        --------------
                                                                            1,134,998
                                                                        --------------


                             SEE ACCOMPANYING NOTES






                                MONACO GROUP INC.
                                -----------------
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 2004
                             (Stated in US Dollars)
                                   (Unaudited)
                                    ---------

                                                          (Note 1)         (Note 1)       Sweet Valley       Bayshore
                                          Monaco        Sweet Valley       Bayshore      Consolidation    Consolidation
                                          Group            Foods            Foods        And Pro Forma    And Pro Forma
                                           Inc.             Inc.             Inc.         Adjustments      Adjustments
                                      --------------   --------------   --------------   --------------   --------------

SHAREHOLDERS' EQUITY
--------------------
Share capital                                 4,447               22              146             ( 22)           ( 146)
                                                                                                 1,500              400
Paid in capital                              81,203                -                -          936,000          399,600
Deficit                                    (131,514)       ( 106,903)         ( 4,302)         106,903             4302
                                      --------------   --------------   --------------   --------------   --------------
                                          ( 45,864)        ( 106,881)         ( 4,156)       1,044,381          404,156
                                      --------------   --------------   --------------   --------------   --------------
                                      $      85,220    $   1,086,438    $      35,095    $     204,300    $     979,580
                                      ==============   ==============   ==============   ==============   ==============



(continued)
-----------
                                          Sweet           Bayshore
                                          Valley           Foods          Pro Forma
                                          Foods             Inc.         Consolidated
                                          Notes            Notes        Balance Sheet
                                      --------------   --------------   --------------

SHAREHOLDERS' EQUITY
--------------------
Share capital                                                                   6,347
                                           (5a)            (5a)
Paid in capital                            (5a)            (5a)             1,416,803
Deficit                                                                     ( 131,514)
                                                                        --------------
                                                                            1,291,636
                                                                        --------------
                                                                        $   2,426,634
                                                                        ==============











                             SEE ACCOMPANYING NOTES

                                MONACO GROUP INC.
                                -----------------
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      for the year ended December 31, 2003
                             (Stated in US Dollars)
                                   (Unaudited)
                                    ---------


                                                                                (Note 1 & 7)      Pro Forma
                                                 Monaco        Sweet Valley       Bayshore       Consolidated
                                                 Group            Foods            Foods          Statement
                                                  Inc.             Inc.             Inc.        of Operations
                                             --------------   --------------   --------------   --------------

Revenue
   Sales                                     $      48,834    $   3,017,049    $     253,186    $   3,319,059

   Cost of sales                                    46,997        2,447,020          212,987        2,707,004
                                             --------------   --------------   --------------   --------------
   Gross profit                                      1,837          570,029           40,199          612,065
   Other                                                 -                -            1,788            1,788
                                             --------------   --------------   --------------   --------------
                                                     1,837          570,029           41,987          613,853
                                             --------------   --------------   --------------   --------------
General and Administrative Expenses
   Advertising and promotion                             -                -            2,148            2,148
   Accounting and audit fees                         5,200           31,217            5,564           41,981
   Amortization                                          -           77,481              569           78,050
   Bad debt                                              -            4,312                -            4,312
   Cash discounts given (received) -net                  -                -           (1,822)          (1,822)
   Commissions                                           -            1,059                -            1,059
   Consulting fees                                  57,500                -                -           57,500
   Equipment leasing                                     -           26,904                -           26,904
   Filing and regulatory fees                        2,184                -                -            2,184
   Interest and bank charges                            87           10,078            1,107           11,272
   Insurance                                             -            5,170              431            5,601
   Legal fees                                       19,320                -            6,370           25,690
   Management fees                                       -           43,122                -           43,122
   Office and general expenses                         179           45,485              700           46,364
   Product design                                        -                -           27,342           27,342
   Rent                                                  -          106,927                -          106,927
   Repairs and maintenance                               -           11,344                -           11,344








                             SEE ACCOMPANYING NOTES






   Storage and freight                                   -           20,586              761           21,347
   Telephone expenses                                    -            3,456              300            3,756
   Transfer agent fees                                 745                -                -              745
   Travel                                                -                -            8,390            8,390
   Wages                                                 -          167,901                -          167,901
                                             --------------   --------------   --------------   --------------
                                                    85,215          555,042           51,860          692,117
                                             --------------   --------------   --------------   --------------

Earnings (loss) before the following              ( 83,378)          14,987          ( 9,873)       (  78,264)

Investment tax credit earnings                           -           13,369                -           13,369
Future income tax recovery                               -                -              765              765
                                             --------------   --------------   --------------   --------------

Net income (loss) for the year               $   (  83,378)   $      28,356    $     ( 9,108)   $   (  64,130)
                                             ==============   ==============   ==============   ==============

Pro forma loss per share                                                                        $     (  0.01)
                                                                                                ==============

Weighted average number of shares                                                                   6,224,340
                                                                                                ==============























                             SEE ACCOMPANYING NOTES

                                MONACO GROUP INC.
                                -----------------
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     for the six months ended June 30, 2004
                             (Stated in US Dollars)
                                   (Unaudited)
                                    ---------

                                                                               (Note 1 & 7)       (Note 5e)        Pro Forma
                                                 Monaco       Sweet Valley       Bayshore       Sweet Valley      Consolidated
                                                 Group            Foods            Foods          Pro Forma        Statement
                                                  Inc.             Inc.             Inc.         Adjustments     of Operations
                                             --------------   --------------   --------------   --------------   --------------

Revenue
   Sales                                     $     194,429    $   2,559,428    $      82,203    $     (80,342)   $   2,755,718

   Cost of sales                                   191,538        2,177,939           65,377          (80,342)       2,354,512
                                             --------------   --------------   --------------   --------------   --------------
   Gross profit                                      2,891          381,489           16,826                -          401,206
   Other                                                 -                -            1,713                             1,713
                                             --------------   --------------   --------------   --------------   --------------
                                                     2,891          381,489           18,539                -          402,919
                                             --------------   --------------   --------------   --------------   --------------

General and Administrative Expenses
   Advertising and promotion                             -                -              665                               665
   Accounting and audit fees                         5,850           19,528            2,401                            27,779
   Amortization                                          -           29,833              349                            30,182
   Cash discounts given (received) - net                 -                -             (388)                             (388)
   Commissions                                           -            5,694                -                             5,694
   Equipment leasing                                     -           28,631                -                            28,631
   Filing and regulatory fees                        3,845                -                -                             3,845
   Interest and bank charges                         1,263           22,309              383                            23,955
   Insurance                                             -                -            1,491                             1,491
   Legal fees                                       39,227                -                -                            39,227
   Office and general expenses                         217           37,229            1,008                            38,454
   Product design                                        -                -            1,048                             1,048
   Rent                                                  -           60,736                -                            60,736
   Repairs and maintenance                                            9,474                -                             9,474
   Storage and freight                                                9,360            4,570                            13,930
   Telephone expenses                                    -            1,588            1,449                             3,037
   Transfer agent fees                                 625                -                -                               625
   Travel                                                -                -            6,719                             6,719








                             SEE ACCOMPANYING NOTES






   Wages                                                 -          106,809                -                           106,809
                                             --------------   --------------   --------------   --------------   --------------
                                                    51,027          331,191           19,695                -          401,913
                                             --------------   --------------   --------------   --------------   --------------

Net income (loss) for the period                  ( 48,136)          50,298          ( 1,156)               -            1,006
                                             ==============   ==============   ==============   ==============   ==============

Pro forma earnings per share                                                                                     $        0.00
                                                                                                                 ==============

Weighted average number of shares                                                                                    6,346,500
                                                                                                                 ==============
































                             SEE ACCOMPANYING NOTES

Monaco Group Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) - Page 1
 ---------


Note 1    Basis of Presentation
          ---------------------

          The accompanying unaudited pro forma consolidated balance sheet and unaudited consolidated statement of operations give effect to the acquisition of:

               i) substantially all the assets and business of Sweet Valley Foods Inc. ("Sweet Valley") by a wholly-owned subsidiary of Monaco Group Inc., a Delaware corporation ("Monaco") effective on July 1, 2004 pursuant to an asset purchase agreement dated May 25, 2004 and an amended agreement dated June 21, 2004; and

               ii) all the capital stock of Bayshore Foods Inc. ("Bayshore") by Monaco Group Inc., a Delaware corporation ("Monaco") on August 20, 2004 pursuant to an asset purchase agreement dated July 1, 2004.

          The unaudited pro forma consolidated financial statements of Monaco included herein have been prepared by management of Monaco in accordance with the accounting principles generally accepted in the United States of America. They have been prepared from information derived from the December 31, 2003 audited financial statements of Monaco, the June 30, 2004 unaudited financial statements of Monaco:

               i) the April 30, 2004 audited financial statements of Bayshore and the October 31, 2003 and August 19, 2004 interim unaudited financial statements of Bayshore, together with other information available to the corporations. In the opinion of management of Monaco, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of the Bayshore assets by Monaco as described below. The financial statements of Bayshore have been converted from Canadian dollars to US dollars. Balance sheet amounts at the rate of exchange in effect at April 30, 2004 of 1 US dollar equals 1.3707 Canadian dollars and at August 19, 2004 of 1 US dollar equals 1.2963 Canadian dollars. Revenues and expenses for the twelve months ended October 31, 2003 and the six months ended April 30, 2004 at the average rate of exchange in effect for the period of 1 US dollar equals 1.4377 Canadian dollars and 1 US dollar equals 1.3229 Canadian dollars, respectively.

               ii) the December 31, 2003 audited financial statements of Sweet Valley and the June 30, 2004 unaudited financial statements of Sweet Valley, together with other information available to the corporations. In the opinion of management of Monaco, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of the Sweet Valley assets by Monaco as described below. The financial statements of Sweet Valley have been converted from Canadian dollars to US dollars. Balance sheet amounts at the rate of exchange in effect at June 30, 2004 of 1 US dollar equals
               1.3404 Canadian dollars. Revenues and expenses for the twelve months ended December 31, 2003 and for the six months ended June 30, 2004 at the average rate of exchange in effect for the period of 1 US dollar equals 1.3914 Canadian dollars and 1 US dollar equals 1.3419 Canadian dollars, respectively.

          In preparing the pro forma consolidated financial statements, no adjustments have been made to reflect the additional costs or savings that could result from combining the operations of Monaco, Sweet Valley and Bayshore.

          The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto referred to above. The unaudited pro forma consolidated

Monaco Group Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) - Page 2
 ---------


          balance sheet gives effect to the acquisitions of Bayshore and the Sweet Valley assets as if it had occurred on June 30, 2004. The unaudited pro forma consolidated statements of operations gives effect to the acquisitions of Bayshore and the Sweet Valley assets as if it had occurred at the start of the fiscal period beginning on January 1, 2003. These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.


Note 2    Acquisition of Sweet Valley's Assets and Business
          -------------------------------------------------

          Pursuant to an Asset Purchase Agreement dated May 25, 2004, and an Amended Agreement dated June 21, 2004, a wholly-owned subsidiary of Monaco acquired substantial all of the assets and business of Sweet Valley. The acquisition has been accounted for using the purchase method of accounting. Under this method, the shares issued are valued at the fair value, agreed to by the purchaser and the vendor at arms-length, of the assets and liabilities acquired determined at July 1, 2004 based on the unaudited working capital of Sweet Valley as follows:

                                                                 July 1, 2004
                                                                  Fair Value
                                                                   Acquired
                                                                --------------

          Inventory                                             $     210,948
          Capital assets                                              268,673
          Goodwill                                                    847,118
          Assumed liabilities                                        ( 77,639)
                                                                --------------

          Fair value of 100% interest acquired                  $   1,249,100
          Future income taxes                                        ( 26,112)
                                                                --------------

                                                                $   1,222,988
                                                                ==============

          Consideration paid
             Cash                                               $     272,848
             Accounts payable                                          12,640
             Shares issued at fair value - Note 5a(i)                 937,500
                                                                ==============

          The carrying values of the assets and liabilities of Sweet Valley as presented in the June 30, 2004 historical financial statements approximate their fair values.

          The expenses relating to the accounts payable portion that form part of the Consideration paid noted above were incurred by a subsidiary of Monaco subsequent to June 30, 2004. These accounts payable were not previously accrued on Monaco's consolidated balance sheet as at June 30, 2004.

Monaco Group Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) - Page 3
 ---------


Note 3    Acquisition of Bayshore
          -----------------------

          Pursuant to a Share Purchase Agreement dated July 1, 2004, Monaco acquired all of the capital stock of Bayshore. The acquisition has been accounted for using the purchase method of accounting. Under this method, the promissory note and the shares issued are valued at the fair value, agreed to by the purchaser and the vendor at arms-length, of the assets and liabilities acquired determined at August 20, 2004 based on the unaudited assets and liabilities of Bayshore as follows:

                                                                  August 20,
                                                                     2004
                                                                  Fair Value
                                                                   Acquired
                                                                ---------------

          Cash                                                  $        5,360
          Other current assets                                         194,186
          Future income tax recovery                                       849
          Trademarks                                                   400,000
          Goodwill                                                     414,280
          Assumed liabilities                                        ( 206,649)
                                                                ---------------

          Fair value of 100% interest acquired                  $      808,026
          Future taxes                                               ( 138,027)
                                                                ---------------

                                                                $      669,999
                                                                ===============
          Consideration paid
             Promissory Note ($350,000 Canadian Dollars)        $      269,999
             Shares issued at fair value - Note 5a(iii)                400,000
                                                                ===============


          The carrying values of the assets and liabilities of Bayshore as presented in the August 19, 2004 historical financial statements approximate their fair values.

Monaco Group Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) - Page 4
 ---------


Note 4    Share Capital
          -------------


          Authorized:    10,000,000 common shares, par value $0.001 per share


          Pro forma Common Shares Issued:

                                                                      Common shares         Additional
                                                                   Number                     Paid-in
                                                                  of Shares    Par Value      Capital       Deficit        Total
                                                                 -----------  -----------   -----------   -----------   -----------

          Monaco common shares at June 30, 2004                   4,446,500     $  4,447    $   81,203    $ (131,514)   $ ( 45,864)
          Sweet Valley shares issued at June 30, 2004                    30           22             -     ( 106,903)     (106,851)
          Bayshore shares issued at April 30, 2004                      200          154             -       ( 4,302)      ( 3,948)
          Adjustments                                                 ( 230)       ( 176)            -       111,205       110,799
          Issued pursuant to purchase agreement - Note 5a(i)      1,500,000        1,500       936,000             -       937,500
          Issued pursuant to purchase agreement - Note 5a(iii)      400,000          400       399,600             -       400,000
                                                                 -----------  -----------   -----------   -----------   -----------

                                                                  7,346,500   $    7,347    $1,316,803    $ (131,514)   $1,291,636
                                                                 ===========  ===========   ===========   ===========   ===========

          The number of shares issued and outstanding is that of Monaco.

          Subsequent to June 30, 2004, Monaco increased its authorized common stock to 15,000,000 shares, and authorized 4,000,000 preferred stock at $0.001 par value.

Monaco Group Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) - Page 5
 ---------


Note 5    Pro Forma Adjustments
          ---------------------

          The unaudited pro forma consolidated financial statements include the following pro forma adjustments:

          a) Subsequent to June 30, 2004, Monaco completed the following transactions:

               i) Purchased substantially all the assets and business of Sweet Valley for $270,610 cash ("Cash Amount") and 750,000 exchangeable shares of a subsidiary of Monaco that are exchangeable for 1,500,000 shares of Monaco common stock at a per share price of $0.625;

               ii) Monaco was advanced $61,922 (CDN $83,000) from a shareholder and $210,926 (CDN $282,725) from a related party to Sweet Valley for a total of $272,848. These funds were used to pay the Cash Amount for the Sweet Valley acquisition and $2,238 of the legal and accounting expenses incurred related to this transaction; and

               iii) Monaco  completed  the  Purchased  all the capital  stock of
                    Bayshore for $269,999 promissory note ("Debt Amount") and 400,000 shares of Monaco common stock at a per share price of $1.00

          b) Pursuant to the Sweet Valley asset purchase agreement dated May 25, 2004, and the amended agreement dated June 21, 2004, one of Monaco's wholly-owned subsidiaries purchased, effective July 1, 2004, substantially all the assets and business of Sweet Valley, excluding cash and accounts receivable, and assumed no liabilities except for a business loan in the amount of $77,639 (CDN $104,067) and the premise lease located 4055 Sladeview Cres., Unit #4, Mississauga, Ontario.

          c) The expenses relating to the $12,640 accounts payable portion that forms part of the Consideration paid (see Note 2) for the Sweet Valley transaction were incurred by a subsidiary of Monaco subsequent to June 30, 2004. These accounts payable were not previously accrued on Monaco's consolidated balance sheet as at June 30, 2004.

          d) Pursuant to the Bayshore share purchase agreement dated July 1, 2004, Monaco purchased, on August 20, 2004, all the capital stock of Bayshore, including Bayshore's trademarks valued at $400,000 and goodwill valued at $276,253.

          e) During the month of June 2004, a subsidiary of Monaco sold products to the predecessor to Sweet Valley in the amount of $80,342 (CDN $109,080). This amount has been eliminated from Monaco's pro forma consolidated statement of operations for the period ended June 30, 2004. As at June 30, 2004, a subsidiary of Monaco had accounts receivable from Sweet Valley in the amount of $83,434 (CDN $111,835). Pursuant to the Sweet Valley asset purchase agreement, Monaco's subsidiary did not acquire the accounts receivable and account payable of Sweet Valley as at June 30, 2004, therefore, Sweet Valley's accounts receivable and accounts payable as presented in Monaco's pro forma consolidated balance sheet as at June 30, 2004 did not include these amounts and no further elimination was done for Monaco's subsidiary's accounts receivable from Sweet Valley as at June 30, 2004.

Monaco Group Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) - Page 6
 ---------


Note 6    Pro Forma Earnings Per Share
          ----------------------------

          Pro forma earnings per share has been calculated using the historical weighted average number of shares previously reported by Monaco combined with the shares issued pursuant to the Sweet Valley and Bayshore purchase agreements.


Note 7    Pro Forma Consolidated Statement of Operations Computation Bayshore
          -------------------------------------------------------------------

          The pro forma consolidated statement of operations for the twelve months ended October 31, 2003 for Bayshore has been computed using the audited financial statements of Bayshore for the year ended April 30, 2004 and the unaudited financial statements of Bayshore for the six months ended April 30, 2004 and 2003 as stated in Canadian Dollars (CD$) as follows:

                                              (1)              (2)           (1) - (2)           (3)              (4)
                                                                                                                 Twelve
                                           Year ended       Six months       Six months       Six months         months
                                            Apr. 30,         Apr.30,          Oct. 31,         Apr. 30,         Oct. 31,
                                              2004             2004             2003             2003             2003
                                         --------------   --------------   --------------   --------------   --------------

          Sales                          CD$   251,408    CD$   108,746    CD$   142,663    CD$   221,343    CD$   364,006

          Cost of Sales                        205,255           86,487          118,768          187,443          306,211
                                         --------------   --------------   --------------   --------------   --------------

          Gross Profit                          46,153           22,259           23,895           33,900           57,795
                                         --------------   --------------   --------------   --------------   --------------
             Commissions                         3,829            2,189            1,640                -            1,640
             Other                               1,008               77              931                -              931
                                         --------------   --------------   --------------   --------------   --------------

                                                 4,837            2,266            2,571                -            2,571
                                         --------------   --------------   --------------   --------------   --------------

                                                50,990           24,525           26,466           33,900           60,366
                                         --------------   --------------   --------------   --------------   --------------
          Expenses
            Advertising and promotion            2,766              880            1,886            1,202            3,088
            Amortization                           924              462              462              356              818
            Bank charges and interest              465              263              202              906            1,108
            Cash discounts given                   786               31              755            2,160            2,915
            Cash discounts received             (2,195)            (544)          (1,651)          (3,883)          (5,534)
            Freight                              7,040            6,046              994              100            1,094
            Insurance                            2,512            1,972              540               80              620
            Interest                               448              244              204              279              483
            Office and general                   2,092            1,333              759              248            1,007
            Product design                       3,557            1,387            2,170           37,139           39,309
            Professional fees                    4,691            3,176            1,515           15,643           17,158
            Telephone                            2,349            1,917              432                -              432
            Travel                              17,579            8,888            8,691            3,372           12,063
                                         --------------   --------------   --------------   --------------   --------------
                                                43,014           26,055           16,959           57,602           74,561
                                         --------------   --------------   --------------   --------------   --------------
          Income (loss) before the
            following                            7,976           (1,530)           9,507          (23,702)        ( 14,195)

          Future income tax recovery             1,100                -            1,100                -            1,100
                                         --------------   --------------   --------------   --------------   --------------
          Net income (loss) for the
            period                       CD$     9,076    CD$    (1,530)   CD$    10,607    CD$   (23,702)   CD$   (13,095)
                                         ==============   ==============   ==============   ==============   ==============

(c)  Exhibits

Exhibit Number      Description
--------------      -----------
10.4                Share  Purchase  Agreement  dated  July 1, 2004 By and Among
                    Monaco Group Inc. and Amton Inc. (incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on July 2, 2004).

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Monaco Group Inc.
                                                -----------------
                                                (Registrant)



                                                /s/ Peter Nelipa
                                                -------------------------------
                                                Peter Nelipa
                                                Chief Executive Officer
                                                (Duly Authorized Officer)


                                                Date: November 15, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number      Description
--------------      -----------
10.4                Share  Purchase  Agreement  dated  July 1, 2004 By and Among
                    Monaco Group Inc. and Amton Inc. (incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on July 2, 2004).